                                                                    EXHIBIT 4.01

   Number                                                              Shares

                                 HOMESTORE.COM



INCORPORATED UNDER THE LAWS OF             SEE REVERSE FOR STATEMENTS RELATING
THE STATE OF DELAWARE                                  TO RIGHTS, PREFERENCES,
                                           PRIVILEGES AND RESTRICTIONS, IF ANY


   This Certifies that                                       CUSIP 437852 10 6







   is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001
                                 PER SHARE, OF

                              HOMESTORE.COM, INC.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                               [corporate seal]



     /s/ John M. Giesecke, Jr.                            /s/ Stuart H. Wolff
     CHIEF FINANCIAL OFFICER                                    PRESIDENT AND
                                                      CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY



               AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


TEN COM    --        as tenants in common          UNIF GIFT MIN ACT   --    ______________ Custodian _____________
TEN ENT    --        as tenants by the entireties                                (Cust)                 (Minor)
JT TEN     --        as joint tenants with right                              under Uniform Gifts to Minors
                     of survivorship and not as                               Act _________________________________
                     tenants in common                                                       (State)
                                                    UNIF TRF MIN ACT   --    ________ Custodian (until age _________)
                                                                                 (Cust)
                                                                             ________________ under Uniform Transfers
                                                                                 (Minor)
                                                                             to Minors and _________________________
                                                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

________________________________________

________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE)


________________________________________________________________________

________________________________________________________________________

_________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________
                               X_____________________________________________

                               X_____________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.